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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (Date of earliest event reported): OCTOBER 18, 2002



                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



       1-12733                                           41-1746238
(Commission File Number)                    (I.R.S. Employer Identification No.)


         5211 CASCADE ROAD SE - SUITE 300, GRAND RAPIDS, MICHIGAN 49546
               (Address of Principal Executive Offices) (Zip Code)


                                 (616) 802-1600
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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Tower Automotive, Inc.
October  18, 2002
Page 2



Item 5.           Other Events

         On October 18, 2002, the Registrant issued a press release disclosing its results for the third quarter and nine months ending September 30, 2002. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

         (c)      Exhibits

                    99.1 Press release dated October 18, 2002 - Tower Automotive
                         Announces Operating Results for the Third Quarter and Nine Months Ended September 30, 2002



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Tower Automotive, Inc.
October  18, 2002
Page 3

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          TOWER AUTOMOTIVE, INC.



Date: October 22, 2002                    By: /s/ Anthony A. Barone
                                              -----------------------------
                                          Name: Anthony A. Barone
                                          Title:  Vice President and
                                                  Chief Financial Officer
                                                  (Principal Accounting and
                                                  Financial Officer)